DEFERRED TAX EXPENSE (Details) (USD $)	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Deferred income tax assets:
Allowance for bad debt	$ 44,000	$ 21,000
Warrants expense	2,317,000	2,216,000
Derivatives expense	1,192,000	1,274,000
Net operating losses	3,350,000	3,227,000	70,700
Total	6,903,000	6,738,000	70,700
Valuation allowance	(6,903,000)	(6,738,000)	(70,700)
Net deferred tax assets